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                   Brenton U.S. Government Money Market Fund
              Brenton Intermediate U.S. Government Securities Fund
                       Brenton Intermediate Tax-Free Fund
                           Brenton Value Equity Fund

                       Supplement dated March 25, 1997 to
                         Prospectus dated July 31, 1996

The Prospectus is hereby amended as follows:

1. Shares of the Brenton Intermediate Tax-Free Fund are no longer being offered. The Board of Trustees recently approved the liquidation of the Fund, which is to be completed on or before March 31, 1997. Accordingly, shares of the Fund are no longer available under the "Exchange Privilege" described on page 22 of the Prospectus.

2. The disclosure on page 28 of the Prospectus under "Management of the Group-Investment Adviser," is hereby amended to reflect that Mr. Charles N. Fund now serves as sole portfolio manager of the Brenton Intermediate U.S. Government Securities Fund with primary responsibility for the day-to-day management of that Fund's portfolio. Messrs. Muenzenmay and Richards will continue to serve jointly as portfolio managers of the Brenton Value Equity Fund. Mr. Funk holds a B.S. degree in Business Administration and Accounting from William Jewell College. Mr. Funk joined the Bank in December 1991. Since that time, Mr. Funk has served as chief investment officer with the Bank where he has been engaged in various investment management activities.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE